UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) April 5, 2005


                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)




          California                     1-8389                95-3551121
          ----------                     ------                ----------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      Of Incorporation)                                  Identification Number)


701 Western Avenue, Glendale, California                     91201-2397
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


  Registrant's telephone number, including area code: (818) 244-8080
                                                      --------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written  communication  pursuant to Rule 425 under the  Securities Act
      (17 CFR 230.425)


[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.        OTHER EVENTS

As we have previously reported, in November 2002, a shareholder of the Company made a demand on the Board that challenged the fairness of the Company's acquisition of PS Insurance Company, Ltd. ("PSIC") from B. Wayne Hughes and members of his family. That transaction is currently the subject of a lawsuit entitled GUSTVSON, et al. v. PUBLIC STORAGE, INC. (filed in the Superior Court of Los Angeles in June 2003). The trial, which was previously scheduled for the end of March 2005, has been continued to June 2005.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PUBLIC STORAGE, INC.


Dated:  April 5, 2005


                                          By: /s/ David Goldberg
                                              ------------------
                                              David Goldberg
                                              Vice President and Senior Counsel